UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION

                          WASHINGTON, D.C.  20549


                                FORM 8-K

                             CURRENT REPORT


                   Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934




      DATE OF REPORT (Date of earliest event reported):  March 9, 1998

                      FIRST NBC CREDIT CARD MASTER TRUST
                          (Issuer of the Certificates)

                      FIRST NATIONAL BANK OF COMMERCE
            (Exact name of registrant as specified in its charter)



     UNITED STATES                333-24023                 72-0269760
    (State or other        (Commission File Number)       (IRS Employer
     jurisdiction of                                  Identification Number)
     incorporation)




                   210 BARONNE ST., NEW ORLEANS, LOUISIANA  70112
                (Address of principal executive offices - Zip Code)



      Registrant's telephone number, including area code:  (504) 623-1371


                                    N/A
          (Former name or former address, if changed since last report)



   Item 7.      Financial Statements and Exhibits.

          (c) Exhibits


     Exhibit
       No.               Document Description
   -----------    -------------------------------------------------

      20.1        Monthly  Servicer's Certificate,  Series  1997-1

      20.2        Monthly  Holders' Statement,  Series  1997-1



                                SIGNATURE




   Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               FIRST NATIONAL BANK OF COMMERCE
                               --------------------------------
                                    (Registrant)


                                  By:  /s/  Thomas L. Callicutt, Jr.
                                     --------------------------------
                                     Thomas L. Callicutt, Jr.
                                     First Commerce Corporation
                                     Executive Vice President, Controller and
                                     Principal Accounting Officer




  Dated: March 13, 1998




                               INDEX TO EXHIBITS



  Exhibit                                                         Sequential
    No.            Document Description                            Page No.
  -------    ------------------------------------------------     ----------

   20.1      Monthly  Servicer's Certificate,  Series  1997-1         5

   20.2      Monthly  Holders' Statement,  Series  1997-1            10